INCOME TAX AND SOCIAL CONTRIBUTION	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
INCOME TAX AND SOCIAL CONTRIBUTION

12.     INCOME TAX AND SOCIAL CONTRIBUTION

12.1  Deferred

The deferred Corporate Income Tax - IRPJ and Social Contribution on Net Income - CSLL amounts arise from temporary differences in the subsidiaries. For certain subsidiaries and the Company, deferred tax balances on tax losses were also recognized. The Company’s Management assesses the possibility of offsetting deferred income tax assets and deferred income tax liabilities according to each jurisdiction.

The amounts are as follows:

i)    Breakdown of deferred income tax and social contribution – Assets:

	Consolidated
	2021	2020
Tax loss carryforwards (a)	2,099,768	492,384
Allowance for expected credit losses	224,231	205,033
Provision for inventory losses	244,854	169,181
PP&E and Intangible assets – Depreciation and amortization	308,406	351,784
Lease liabilities	441,860	155,470
Other accruals, reserves and provision for tax, civil and labor risks (b)	418,861	519,293
Employee benefits	317,835	479,536
Other temporary differences	433,041	448,991
Total Deferred Tax Assets	4,488,856	2,821,671

Effect of changes in fair value of derivative instruments, including hedge accounting transactions (c)	(137,410)	(638,965)
PP&E and Intangible assets – useful life adjustment	(312,914)	(328,698)
Employee benefits	(215,235)	(197,458)
Right-of-use assets	(423,095)	(171,788)
Fair value of identifiable net assets in business combination (d)	(1,002,167)	(1,108,693)
Other temporary differences	(438,001)	(324,389)
Total Deferred Tax Liabilities	(2,528,823)	(2,769,991)

Net Deferred income tax and social contribution	1,960,033	(51,680)

Deferred income taxes and social contribution assets (e)	2,954,074	1,339,725
Deferred income taxes and social contribution liabilities (e)	(994,041)	(1,288,045)

a)	The variation in the period is due to increase in tax loss carryforwards and negative basis resulted from the recording of approximately R$823 million related to the subsidiary Avon Luxembourg S.A.R.L in the period, resulting from corporate restructuring and expectation of realization of the recorded amount.
b)	Includes (i) allowance under the accrual basis, reflecting authentic expenses incurred in the year, but for which suppliers have not issued invoice, a (ii) deferred revenue and (iii) other accruals not currently deductible for tax.
c)	Variation in the period refers to settlement of hedge instruments associated to Bonds with exposition to foreign exchange variation.
d)	The balance includes deferred income tax liability on the fair value of net identifiable assets in the acquisition of the subsidiaries Avon, The Body Shop and Aesop.
e)	Balance already includes any offsetting of deferred tax assets and liabilities of the same nature and originating from the same jurisdiction.

The Company’s Management assesses the possibility of offsetting deferred income tax assets and deferred income tax liabilities according to each jurisdiction. As a result, there is a position of deferred income tax liabilities for the subsidiaries Avon, The Body Shop and Aesop.

Management monitors the performance of all its entities and evaluates whether deferred income tax assets can be realized from the four sources of taxable income: utilization of carryback losses, reversing taxable temporary differences, tax planning opportunities and forecasts of future taxable income. The Company does not have deferred income tax assets that cannot be supported by one or more of these sources of income.

We emphasize that should macroeconomic and socio-political conditions change or our business operations do not improve, approximately $67 of deferred tax assets could potentially need to be offset with the recording of a valuation allowance during the next 12 months. The deferred tax assets are associated with Avon subsidiary operations that suffered a loss in earnings before tax during 2021.

As of December 31, 2021, the Company had balances of deferred income tax asset on tax losses in the amount of R$12.3 billion (R$13.3 billion as of December 31, 2020) which do not expire and had not been recognized in accounting books due to historical analyses of recoverability in the respective operations. Of these amounts, R$8.2 billion are from the subsidiary Natura &Co Luxembourg Holdings S.á.r.l (previously known as “Avon Luxembourg”).

Item	Amount	Indefinite Expiration	Definite Expiration
Net operating loss (a)	10,486,753	9,890,238	596,515
Credits (b)	668,067	-	668,067
Other future deductible Items	1,170,092	83,584	1,086,508
Total	12,324,912	9,973,822	2,351,090
a)	During 2022, expirations of approximately R$168 million are expected, the remaining expirations would start to occur in 2023 and future periods with the majority of tax losses.
b)

During 2022, expiration of approximately R$10 million are expected; the remaining expirations would start to occur in 2023 and in future periods, with the majority of claims subject to statute of limitations in 2027.

Management continuously evaluates tax planning opportunities to prevent tax attributes from expiring unutilized. As of December 31, 2021, there are no prudent and feasible tax planning opportunities that management would and could implement. In addition, for the credits noted above, there are no other sources of income available and as a result, these credits remain unrecognized.

Management continuously evaluates all sources of income to allow unrecognized deferred tax asset to become recognized when it is probable that there are sufficient sources of income to allow for their recognition. Generally, recognition will occur when there is a history of profits that can be sustained and relied upon in the future and/or when facts/circumstances change indicating that a history of losses has been overcome due to elimination of loss-making factors, changes in operations and other factors.

A major part of active deferred tax not recognized is associated with the acquisition of Avon’s operations. In 2021 and 2020, there was no event or circumstance that could allow its recognition.

12.2  Reconciliation of income tax and social contribution:

	Consolidated
	2021	2020	2019
Income (loss) before income tax and social contribution	(7,297)	(388,935)	304,566
Taxes on Company formation	-		206,592
Income (loss) before income tax and social contribution (1)	(7,297)	(388,935)	511,158
Income tax and social contribution at the rate of 34%	2,481	132,238	(173,794)
Benefit of expenses with research and technological innovation	26,277	23,033	19,228
Tax incentives	-	10,018	12,457
Investment subsidies (a)	469,863	128,173	24,864
Effect from differences of tax rates of entities abroad	(139,924)	(166,394)	26,907
Taxation of profits of foreign subsidiaries	(77,072)	(56,194)	(60,305)
Deferred income tax recognized (not recognized) from tax losses carryforward (b)	888,900	(104,160)	(8,893)
Tax benefits of interest on own equity (IOE)	-	10,275	37,628
Exercise of purchase options and restricted share plans	(57,526)	(9,770)	9,697
Non-Deductible donation and contribution	-	(12,509)	(4,136)
United Kingdom Tax Law rate change (c)	(180,174)	(63,428)	-
Withholding Taxes	-	(63,754)	-
Transfer pricing adjustments	(36,807)	(67,529)	(1,156)
Other permanent differences	151,968	(34,743)	(31,596)
Income tax and social contribution revenue (expenses)	1,047,986	(274,744)	(149,099)

Income tax and social contribution - current	(923,476)	(292,828)	(94,780)
Income tax and social contribution - deferred	1,971,462	18,084	(54,319)

Effective Rate- %	(14.362)	(70.6)	29.2
a)	The Company has tax incentives arising from its ordinary operations (Investment subsidies).

b)	As of December 31, 2021, the Company had balances of deferred income tax asset on tax losses in the amount of R$12.3 billion (R$13.3 billion as of December 31, 2020) which do not expire and had not been recognized in accounting books due to historical analyses of recoverability in the respective operations. Of these amounts, R$8.2 billion are from the subsidiary Natura &Co Luxembourg Holdings S.á.r.l.

c)

During 2021 and 2020, the income tax rate in the UK was changed. In 2021, the enacted tax rate increased from 19% to 25% (17% to 19% in 2020) which resulted in an increase in the Company’s deferred tax liabilities associated with UK. Such increase was accrued through deferred income tax expense during 2021 and 2020.

(1)	At consolidated level, income (loss) before income tax and social contribution included the losses with discontinued operations.

On the second half of 2021, the Company approved and initiated a restructuring plan of it operations, including the establishment of Avon Luxembourg as a financial subsidiary (FINCO), for the other entities of the Group. From this restructuring, a deferred income tax asset amounting to roughly R$823 million, was recognized, based on the Management´s conclusion that recoverability of these amounts is probable in the regular course of Natura &Co Luxembourg’s activities, and which should occur within a period not exceeding 20 years.

The changes in deferred asset and liability income tax and social contribution for the years ended December 31, 2021 and 2020 were as follows:

	Consolidated
	Asset	Liability
Balance at December 31, 2019	374,448	(450,561)
Effect on income statement	(19,639)	37,723
Reserve for grant of options and restricted shares	96,181	-
OCI impact	(61,658)	-
Currency Translation Effect	283,359	(314,527)
Business combination	667,034	(560,680)
Balance at December 31, 2020	1,339,725	(1,288,045)
Effect on income statement	1,728,281	243,180
Reserve for grant of options and restricted shares	(106,979)	-
Transfer between income tax and deferred social contribution – assets and liabilities	16,437	(16,437)
OCI impact	72,939	-
Currency translation effect	(96,329)	67,261
Balance as of December 31, 2021	2,954,074	(994,041)

12.3 Non-levy of income taxes on amounts adjusted by Selic when returning taxes unduly paid (indébitos tributários)

On September 24, 2021, the Federal Supreme Court (STF), in a judgment with general repercussions, ruled that the levy of income tax and contribution on net income on undue tax payments adjusted by Selic was unconstitutional, concluding that the Selic rate represents a mere indemnity for delay in the payment of debt and not an increase in equity (which is the triggering event for the levy of said taxes).

Based on the decision of the STF, as well as the legal grounds presented in the decision of the Supreme Court, the Company concludes that there has been a change in the facts and circumstances on which this decision was based and, as required by ICPC 22 (IFRIC 23), reassessed the expectation of being entitled to the right in relation to undue tax payments, considering that it is probable that the tax treatment will be accepted.

Accordingly, the credit amounts up to the date of the STF decision were recognized in the amount of R$33,600.